                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       IRIDIUM WORLD COMMUNICATIONS LTD.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[IRIDIUM LETTERHEAD LOGO]

                                               Iridium World Communications Ltd.
                                                  1575 Eye Street, NW
                                                  Washington, DC 20005
                                                  USA

                                          April 30, 1999

To All Members:

     You should have received your proxy statement dated April 16, 1999 (the "Proxy Statement") regarding the 1999 Annual General Meeting of Members of Iridium World Communications Ltd. (the "Company") to be held at The Westin Fairfax Hotel, 2100 Massachusetts Avenue, NW, Washington, DC 20008 on Tuesday, May 18, 1999 at 9:00 a.m. Eastern Daylight Time. As stated in the Proxy Statement, holders of record of the Company's Class A Common Stock at the close of business on April 1, 1999 are entitled to vote at the 1999 Annual General Meeting of the Company.

     THIS SUPPLEMENT TO THE PROXY STATEMENT IS TO ADVISE YOU OF RECENT DEVELOPMENTS INVOLVING THE COMPANY SINCE THE DATE OF THE PROXY STATEMENT, INCLUDING THAT (I) ONE OF THE NOMINEES FOR ELECTION AS A DIRECTOR OF THE COMPANY IS NOT ABLE TO SERVE AS A DIRECTOR, (II) THE COMPANY'S BOARD OF DIRECTORS HAS APPOINTED A NEW DIRECTOR TO FILL THE RECENT VACANCY AND HAS NOMINATED THIS DIRECTOR FOR ELECTION AT THE ANNUAL GENERAL MEETING, (III) THE COMPANY'S BOARD OF DIRECTORS HAS APPOINTED CURRENT DIRECTOR ROBERT W. KINZIE TO SERVE AS CHAIRMAN OF THE BOARD OF DIRECTORS, (IV) THE COMPANY'S BOARD OF DIRECTORS HAS APPOINTED AN INTERIM CHIEF EXECUTIVE OFFICER AND (V) THE COMPANY'S BOARD OF DIRECTORS HAS APPOINTED F. THOMAS TUTTLE, THE FORMER ASSISTANT SECRETARY OF THE COMPANY, TO THE POSITION OF SECRETARY OF THE COMPANY AND WAYNE MORGAN, THE FORMER SECRETARY OF THE COMPANY, TO THE POSITION OF ASSISTANT SECRETARY.

RECENT DEVELOPMENTS

     YOU SHOULD BE AWARE THAT:

          THE COMPANY

          The Proxy Statement and the proxy card included in the package sent to you on April 16, 1999 named Edward F. Staiano as a nominee for re-election as a director. On April 22, 1999, Dr. Staiano resigned from his positions as Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company and, accordingly, he is no longer standing for re-election as a director of the Company at the Annual General Meeting of the Company.

          The Company's Board of Directors has appointed John A. Richardson to the Board of Directors of the Company in place of Dr. Staiano and has nominated Mr. Richardson for election as a director of the Company at the Annual General Meeting. Information with respect to Mr. Richardson, who is a member of the Iridium LLC Compensation Committee that also serves as the Company's Compensation Committee, is set forth on page 12 of the Proxy Statement under the heading "Compensation of Executive Officers of Iridium
     LLC -- Compensation Committee Interlocks and Insider Participation".

          The Board of Directors of the Company has appointed current director Robert W. Kinzie as Chairman of the Board and John A. Richardson as interim Chief Executive Officer of the Company. Mr. Kinzie has been a director of the Company since December 1996. Information with respect to Mr. Kinzie is set forth on page 4 of the Proxy Statement under the heading "Election of Directors -- Nominees".

          IRIDIUM LLC

          Edward F. Staiano also resigned from his positions as Vice Chairman and Chief Executive Officer of Iridium LLC on April 22, 1999. As described on page 2 of the Proxy Statement under the heading "Relationship Between the Company and Iridium LLC", the Company is organized to act as a special purpose member of Iridium LLC and to have no other business.

          On April 22, 1999, in connection with Dr. Staiano's resignation, the Board of Directors of Iridium LLC (i) formed an Executive Committee to manage the day-to-day operations of Iridium LLC and (ii) appointed John A. Richardson to the position of interim Chief Executive Officer of Iridium LLC. The members of the Iridium LLC Executive Committee are Mr. Richardson, Alberto Finol, John F. Mitchell, Richard L. Lesher and Yoshiharu Yasuda. All members of the Executive Committee are directors of Iridium LLC, Messrs. Richardson, Finol, Lesher and Yasuda are also current directors of the Company who are nominated for re-election at the 1999 Annual General Meeting. Mr. Lesher is also an Independent Company Director of Iridium
     LLC -- he is one of the two directors of the Company appointed to the Iridium LLC Board of Directors by the Company. Biographical information with respect to Messrs. Finol, Lesher and Yasuda is set forth on pages 4-5 of the Proxy Statement under the heading "Election of Directors -- Nominees". Biographical information with respect to Messrs. Richardson and Mitchell, who are members of the Iridium LLC Compensation Committee that also serves as the Company's Compensation Committee, is set forth on page 12 of the Proxy Statement under the heading "Compensation of Executive Officers of Iridium LLC -- Compensation Committee Interlocks and Insider Participation".

          On April 21, 1999, the Board of Directors of the Company appointed F. Thomas Tuttle, formerly Vice President, General Counsel and Assistant Secretary of the Company, to the position of Vice President, General Counsel and Secretary of the Company. Wayne Morgan, formerly Secretary of the Company, was appointed to the position of Assistant Secretary of the Company. Biographical information with respect to Messrs. Tuttle and Morgan is set forth on pages 8-9 of the Proxy Statement under the heading "Management of the Company and Iridium LLC -- Executive Officers of the Company and Iridium LLC".

VOTING

     The Proxy Statement states on page 4 that in the event that nominees are not available for election, the shares of Common Stock represented by all valid proxies will be voted for the election of such other person as the Board of Directors may recommend. ACCORDINGLY, ALL PROXIES RECEIVED AND VOTED IN FAVOR OF EDWARD F. STAIANO AND NOT REVOKED PRIOR TO THE ANNUAL GENERAL MEETING WILL BE VOTED "FOR" THE ELECTION OF JOHN A. RICHARDSON.

          IF YOU HAVE PREVIOUSLY VOTED AND DO NOT WANT TO CHANGE YOUR VOTE:

          You are not required to take any action. If your proxy card indicated a vote in favor of Dr. Staiano, your shares of Common Stock will be voted in favor of Mr. Richardson. If your proxy card indicated a vote against Dr. Staiano, your shares of Common Stock will not be voted with respect to the election of Mr. Richardson.

          IF YOU HAVE PREVIOUSLY VOTED AND WANT TO CHANGE YOUR VOTE OR IF YOU HAVE NOT YET VOTED:

          You should submit the accompanying updated version of the proxy card. If you have previously submitted a proxy card, a timely submitted updated proxy card will revoke the previously submitted proxy card and will be voted in accordance with your new instructions. If you have not previously submitted a proxy card, a timely submitted updated proxy card will be voted in accordance with your instructions. Please carefully read the Proxy Statement, this Supplement and the instructions on the accompanying updated proxy card before submitting your proxy card.

          ALL MEMBERS WHO HAVE NOT YET VOTED OR WANT TO CHANGE THEIR VOTE ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING UPDATED PROXY CARD IN THE ENCLOSED ENVELOPE. IN ORDER FOR THE UPDATED PROXY CARD TO BE EFFECTIVE, IT MUST BE RECEIVED PRIOR TO 9:00 A.M., EASTERN DAYLIGHT TIME, ON TUESDAY, MAY 18, 1999. YOUR PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON, OR IF YOU REVOKE THE PROXY BY A LATER DATED TIMELY SUBMITTED PROXY.

          For further information relating to the Annual General Meeting, please refer to the Proxy Statement.

                                          By order of the Board of Directors
                                          /s/ F. Thomas Tuttle

                                          F. Thomas Tuttle, Vice President,
                                          General Counsel and Secretary

                                                                           ANNEX



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THE
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND PROXYHOLDERS WILL VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE 1999 ANNUAL GENERAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

1. ELECTION OF DIRECTORS
      FOR all nominees    / /   AGAINST all nominees     / /         *EXCEPTIONS (as indicated    / /      ABSTAIN   / /
      listed below              listed below                          to the contrary below)

   Robert W. Kinzie, Alberto Finol, George Kellinghusen, Richard L. Lesher, John A. Richardson, William A. Schreyer, Yoshiharu
Yasuda
   (INSTRUCTIONS:  TO VOTE AGAINST ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE
PROVIDED BELOW.)

*Exceptions
           -------------------------------------------------------------------------------------------------------------------------

2. Proposal to approve the appointment of KPMG
   LLP as the Company's independent auditors for the year ending December 31, 1999.


   FOR    / /        AGAINST   / /   ABSTAIN   / /

3. At their discretion upon such other matters as may properly come before
   the annual general meeting and any postponement or adjournment thereof.              Change of Address
                                                                                        Mark Here          / /


                                                                               Change of address comments on reverse side.

                                                                                (Signature should conform exactly as name shown on
                                                                                this proxy.  Executors, administrators, guardians,
                                                                                trustees, attorneys and officers signing for
                                                                                corporations should give full title.

                                                                                Dated_________________________________, 1999
                                                                                     (Please be sure to insert date.)

                                                                                Signed________________________________


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
Proxy Card must be received prior to 9:00 a.m., Eastern Daylight Time, May 18, 1999        Votes MUST be indicated
                                                                                           (X) in Black or Blue ink



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

                                     PROXY
                       IRIDIUM WORLD COMMUNICATIONS LTD.
      PROXY SOLICITED ON BEHALF OF THE COMPANY BY THE BOARD OF DIRECTORS
                  FOR THE ANNUAL GENERAL MEETING MAY 18, 1999

        The undersigned appoints F. Thomas Tuttle and Kevin J. Lavin, or any one of them, each with full power of substitution, as proxies for the undersigned, to vote, as designated below, all the shares of Class A Common Stock, par value $.01 per share, of Iridium World Communications Ltd. held of record by the undersigned on April 1, 1999, at the annual general meeting of members to be held May 18, 1999, or any adjournments thereof, and in their discretion to vote upon any other matters which may properly come before the meeting.


COMMENTS (Change of Address)

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-------------------------                       IRIDIUM WORLD COMMUNICATIONS LTD.
                                                P.O. BOX 11428
-------------------------                       NEW YORK, N.Y. 10203-0428

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(If you have written in the above space, please
mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxyholders cannot vote your shares unless you sign and return this card.
                                                          -------------
                                                          see reverse
                                                             side
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